EXHIBIT 99.1

   Accrued Interest Date:                              Collection Period Ending:
   26-Sep-05                                                          30-Sep-05

   Distribution Date:       BMW Vehicle Owner Trust 2005-A             Period #
   25-Oct-05                ------------------------------                    7

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

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   Balances
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                                                                                Initial        Period End
      Receivables                                                        $1,500,000,024    $1,149,422,153
      Reserve Account                                                        $7,194,411        $7,194,411
      Yield Supplement Overcollateralization                                $61,117,886       $47,044,351
      Overcollateralization                                                        $137        $9,087,123
      Class A-1 Notes                                                      $324,000,000                $0
      Class A-2 Notes                                                      $457,000,000      $435,408,679
      Class A-3 Notes                                                      $361,000,000      $361,000,000
      Class A-4 Notes                                                      $264,507,000      $264,507,000
      Class B Notes                                                         $32,375,000       $32,375,000

   Current Collection Period
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      Beginning Receivables Outstanding                                  $1,195,911,039
      Collections
         Principal Collections
             Receipts of Scheduled Principal                                $28,195,404
             Receipts of Pre-Paid Principal                                 $17,730,648
             Liquidation Proceeds                                              $352,205
             Principal Balance Allocable to Gross Charge-offs                  $210,629
         Total Principal Reduction                                          $46,488,885

         Interest Collections
             Receipts of Interest                                            $4,245,515
             Servicer Advances                                                       $0
             Reimbursement of Previous Servicer Advances                       ($92,621)
             Accrued Interest on Purchased Receivables                               $0
             Recoveries                                                         $74,937
             Net Investment Earnings                                            $21,199
         Total Interest Collections                                          $4,249,030

      Total Collections                                                     $50,527,287

      Ending Receivables Outstanding                                     $1,149,422,153

   Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                  $132,353
      Current Period Servicer Advance                                                $0
      Current Reimbursement of Previous Servicer Advance                       ($92,621)
      Ending Period Unreimbursed Previous Servicer Advances                     $39,732

   Collection Account
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      Deposits to Collection Account                                        $50,527,287

      Distribution Amounts Due
         Servicing Fees Due                                                    $996,593
         Class A Noteholder Interest Distribution Due                        $3,611,783
         First Priority Principal Distribution Due                           $4,337,270
         Class B Noteholder Interest Distribution Due                          $119,518
         Second Priority Principal Distribution Due                         $32,375,000
         Reserve Account Deposit Due                                                 $0
         Regular Principal Distribution Due                                 $12,097,201
         Unpaid Trustee Fees Due                                                     $0

         Amounts Paid to the Servicer                                          $996,593
         Amounts Deposited into Note Distribution Account                   $49,530,694
         Amounts Deposited into Reserve Account                                      $0
         Excess Funds Released to Depositor                                          $0
      Total Distributions from Collection Account                           $50,527,287


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   Excess Funds Released to the Depositor
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         Release from Reserve Account                                                $0
         Release from Collection Account                                             $0
      Total Excess Funds Released to the Depositor                                   $0

   Note Distribution Account
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      Amount Deposited from the Collection Account                          $49,530,694
      Interest Distribution to Noteholders                                   $3,731,301
      Principal Distribution to Noteholders                                 $45,799,394
      Amount Deposited from the Reserve Account                                      $0
      Amount Paid to Noteholders                                            $49,530,694

   Distributions
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      Interest Distributable Amount                                         Current Int        Per $1,000
      Class A-1 Notes                                                           $59,158             $2.44
      Class A-2 Notes                                                        $1,393,850             $3.05
      Class A-3 Notes                                                        $1,215,367             $3.37
      Class A-4 Notes                                                          $943,408             $3.57
      Class B Notes                                                            $119,518             $3.69

      Monthly Principal Distributable Amount                            Current Payment     Ending Balance       Factor
      Class A-1 Notes                                                       $24,208,073                $0         0.00%
      Class A-2 Notes                                                       $21,591,321      $435,408,679        95.28%
      Class A-3 Notes                                                                $0      $361,000,000       100.00%
      Class A-4 Notes                                                                $0      $264,507,000       100.00%
      Class B Notes                                                                  $0       $32,375,000       100.00%

   Carryover Shortfalls
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                                                                                 Prior
                                                                          Period Carryover   Current Payment
      Class A-1 Interest Carryover Shortfall                                        $0            $0
      Class A-2 Interest Carryover Shortfall                                        $0            $0
      Class A-3 Interest Carryover Shortfall                                        $0            $0
      Class A-4 Interest Carryover Shortfall                                        $0            $0
      Class B Interest Carryover Shortfall                                          $0            $0


   Receivables Data
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                                                                       Beginning Period        Ending Period
      Number of Contracts                                                        57,341            55,906
      Weighted Average Remaining Term                                             46.72             45.88
      Weighted Average Annual Percentage Rate                                     4.38%             4.36%

      Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
         Current                                                         $1,063,849,041            92.56%
         1-29 days                                                          $72,859,788             6.34%
         30-59 days                                                          $9,856,316             0.86%
         60-89 days                                                          $1,733,217             0.15%
         90-119 days                                                           $621,077             0.05%
         120+ days                                                             $502,714             0.04%
         Total                                                           $1,149,422,153           100.00%
         Delinquent Receivables +30 days past due                           $12,713,325             1.11%


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      Write-offs
         Gross Principal Write-Offs for Current Period                         $210,629
         Recoveries for Current Period                                          $74,937
         Net Write-Offs for Current Period                                     $135,692

         Cumulative Realized Losses                                            $831,264


      Repossessions                                                       Dollar Amount             Units
         Beginning Period Repossessed Receivables Balance                    $1,667,770                67
         Ending Period Repossessed Receivables Balance                       $1,702,165                63
         Principal Balance of 90+ Day Repossessed Vehicles                     $279,410                 9


   Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                      $48,953,083
      Beginning Period Amount                                               $48,953,083
      Current Distribution Date Required Amount                             $47,044,351
      Current Period Release                                                 $1,908,733
      Ending Period Amount                                                  $47,044,351
      Next Distribution Date Required Amount                                $45,170,206

   Reserve Account
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      Beginning Period Required Amount                                       $7,194,411
      Beginning Period Amount                                                $7,194,411
      Net Investment Earnings                                                   $21,199
      Beginning Period Required Amount                                       $7,194,411
      Current Period Deposit Amount Due                                              $0
      Current Period Deposit Amount Paid From Collection Account                     $0
      Current Period Release to Note Distribution Account                            $0
      Ending Period Required Amount                                          $7,194,411
      Current Period Release to Depositor                                            $0
      Ending Period Amount                                                   $7,194,411


   Overcollateralization
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      Beginning Period Amount                                                $7,867,883
      Ending Period Target Credit Enhancement OC Amount                     $12,097,201
      Ending Period Amount                                                   $9,087,123
      Current Period Release                                                         $0
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